Exhibit 10.21

[Execution]

LENDER JOINDER AGREEMENT

LENDER JOINDER AGREEMENT, dated as of October 26, 2023 (this “Joinder”), is by and among Wells Fargo Capital Finance, LLC, a Delaware limited liability company, as agent (in such capacity, “Administrative Agent”) on behalf of the lenders party to the Loan Agreement (as hereinafter defined) from time to time (individually, each a “Lender” and collectively, “Lenders”), AGFIRST FARM CREDIT BANK, as a new Lender (“New Lender”) and SpartanNash Company, a Michigan corporation, formerly known as Spartan Stores, Inc., in its capacity as Lead Borrower (in such capacity, “Lead Borrower”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement (as defined below).

W I T N E S S E T H

WHEREAS, Borrowers and Guarantors have entered into financing arrangements with Administrative Agent and Lenders pursuant to which Lenders (or Administrative Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated as of November 19, 2013, by and among Borrowers, Guarantors, Administrative Agent and Lenders, as amended by Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated January 9, 2015, Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated December 20, 2016, Amendment No. 3 to Amended and Restated Loan and Security Agreement, dated November 21, 2017, Amendment No. 4 to Amended and Restated Loan and Security Agreement, dated as of December 18, 2018, Amendment No. 5 to Amended and Restated Loan and Security Agreement, dated March 22, 2019 and Amendment No. 6 to Amended and Restated Loan and Security Agreement, dated November 17, 2022 (as amended and supplemented pursuant hereto and as may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other Financing Agreements; and

WHEREAS, pursuant to Section 2.6 of the Loan Agreement, the Lead Borrower has requested an increase in the Tranche A Maximum Credit and the Tranche A Commitments under the Loan Agreement by $75,000,000, and New Lender has agreed to provide such new Tranche A Commitment, in each case, subject to the satisfaction of the conditions set forth in Section 2.6 of the Loan Agreement;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Joinder of New Lender.
(a)
Upon the effectiveness of this Joinder, New Lender shall be deemed to have a Tranche A Commitment in the aggregate amount of $75,000,000 (the “New Commitment”) and the Tranche A Maximum Credit shall be increased by the amount of the New Commitment, in each case, in accordance with Section 2.6 of the Loan Agreement.
(b)
Upon the effectiveness of this Joinder, New Lender shall (i) be a party to the Loan Agreement, (ii) be a “Lender” for all purposes of the Loan Agreement and the other Financing Agreements, and (iii) to the extent of the interest of New Lender pursuant to this Joinder, have the rights and obligations of a Lender under the Loan Agreement and the other Financing Agreements.

DOCPROPERTY "DocID" \* MERGEFORMAT 7657787.3

Exhibit 10.21

(c)
New Lender represents and warrants that:
(i)
it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement,
(ii)
from and after the effectiveness of this Joinder, with respect to its New Commitment, it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of its Commitment, shall have the obligations of a Lender thereunder,
(iii)
it is sophisticated with respect to decisions to acquire assets of the type represented by its New Commitment,
(iv)
it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.6 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on Administrative Agent or any other Lender, and
(v)
it has delivered to Administrative Agent such information about such New Lender as required by the Loan Agreement and any applicable tax forms required to be delivered by it pursuant to the Loan Agreement.
(d)
New Lender agrees that:
(i)
it will, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement;
(ii)
it appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and the other Financing Agreements as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(iii)
confirms that it is an Eligible Transferee; and
(iv)
it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement and the other Financing Agreements are required to be performed by it as a Lender.
2.
Settlement. Borrowers will prepay and reborrow (pursuant to the terms of the Loan Agreement) the outstanding Loans as of the date hereof, if any, in an amount necessary such that after giving effect to the amended Commitments set forth on Exhibit A hereto, each Lender (including existing Lenders and the New Lender) will hold its pro rata share of outstanding Loans.
3.
Total Commitments. Following the effectiveness of the New Commitment and the conditions to the effectiveness of this Joinder, the updated Commitments under the Loan Agreement will be as set forth on Exhibit A to this Joinder.
4.
Condition Precedent. This Joinder shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Administrative Agent:

2

DOCPROPERTY "DocID" \* MERGEFORMAT 7657787.3

Exhibit 10.21

(a)
Administrative Agent shall have received counterparts of this Joinder, duly authorized, executed and delivered by Lead Borrower and New Lender;
(b)
Administrative Agent shall have received in immediately available funds (or Administrative Agent shall have charged the loan account of Borrowers) the full amount of all fees required to be paid by the Borrowers in connection with this Joinder; and
(c)
Administrative Agent shall have received internal Flood Disaster Prevention Act approval.
5.
Further Assurances. Borrowers, Administrative Agent and New Lender each hereby agree to execute and deliver such other instruments, and take such other action, as any party may reasonably request in connection with the transactions contemplated by this Joinder.
6.
Binding Effect. This Joinder shall bind and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Loan Agreement.
7.
Counterparts, etc. This Joinder, any documents executed in connection herewith and any notices delivered under this Joinder, may be executed by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Joinder or on any notice delivered to Agent under this Joinder. This Joinder and any notices delivered under this Joinder may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Joinder and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of the Joinder or notice.
8.
Governing Law. The validity, interpretation and enforcement of this Joinder and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Illinois.

[remainder of page intentionally left blank]

DOCPROPERTY "DocID" \* MERGEFORMAT 7657787.3

Exhibit 10.21

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed by their respective officers, as of the first date written above.

LEAD Borrower:

SPARTANNASH COMPANY, formerly known as Spartan Stores, Inc.

By: /s/ Bill Jacobs
Name: Bill Jacobs
Title: Treasurer

Administrative Agent:

Wells Fargo Capital Finance, LLC, as Administrative Agent

By: /s/ Peter Foley____________
Name: Peter Foley ______________
Title: Duly Authorized Signatory______

new lender:

AGFIRST FARM CREDIT BANK, as New Lender

By: /s/ Brandon Waring
Name: Brandon Waring
Title: Duly Authorized Signatory

[Lender Joinder Agreement (Spartan)]

DOCPROPERTY "DocID" \* MERGEFORMAT 7657787.3

Exhibit 10.21

Exhibit A
to
Joinder Agreement

Commitments

Lender	Total Commitment	Tranche A Commitment	Tranche A-1 Commitment
Wells Fargo Capital Finance, LLC	$235,000,000	$222,500,000	$12,500,000
Bank of America, N.A.	$230,000,000	$217,500,000	$12,500,000
Fifth Third Bank	$135,000,000	$125,000,000	$10,000,000
BMO Harris Bank, N.A.	$105,000,000	$100,000,000	$5,000,000
JPMorgan Chase Bank, N.A.	$90,000,000	$90,000,000	-
U.S. Bank National Association	$55,000,000	$55,000,000	-
Compeer Financial, PCA	$50,000,000	$50,000,000	-
PNC Bank, National Association	$40,000,000	$40,000,000	-
TD Bank, N.A.	$75,000,000	$75,000,000	-
Associated Bank, National Association	$40,000,000	$40,000,000	-
CoBank, ACB	$75,000,000	$75,000,000	-
AgFirst Farm Credit Bank	$75,000,000	$75,000,000
Total	$1,205,000,000	$1,165,000,000	$40,000,000

DOCPROPERTY "DocID" \* MERGEFORMAT 7657787.3